                                                                    Exhibit 99.2

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2001 and the unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 31, 2001 is based on historical financial statements of us as of and for the fiscal year ended December 31, 2001, ACL Holdings as of and for the year ended December 28, 2001, GMS as of and for the fiscal year ended December 31, 2001 and Vessel Leasing as of and for the fiscal year ended December 28, 2001 and have been prepared to illustrate the effects described in the next paragraph. The unaudited pro forma condensed consolidated financial information should be read in conjunction with "Selected Financial Data -- Danielson Holding Corporation," "Selected Financial Data -- American Commercial Lines Holdings LLC," "About ACL -- Management's Discussion and Analysis of Financial Condition and Results of Operations -- ACL" included elsewhere in this prospectus supplement, our audited consolidated financial statements and related notes contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and incorporated by reference herein and the audited consolidated financial statements and related notes of ACL Holdings, the audited consolidated financial statements and related notes of GMS and the unaudited consolidated financial statements and related notes of Vessel Leasing, each filed as an exhibit to our Current Report on Form 8-K filed with the Commission on April 19, 2002 and incorporated by reference herein.

     The pro forma adjustments to the unaudited pro forma condensed consolidated balance sheet as of December 31, 2001 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2001 give effect to:

     - our purchase price of $80,580,030 for 100% of ACL Holdings, $1,290,000 for 5.4% of GMS (following which we will indirectly own 55.4% of GMS, 50% of which through ACL) and $2,768,869 for 50% of Vessel Leasing (following which we will indirectly own 100% of Vessel Leasing, 50% of which through
       ACL). The purchase price of ACL Holdings is comprised of $58,493,000 face amount of ACL existing notes, discounted to a preliminary estimate of fair value of $41,530,030, that are held by us and our subsidiaries and that will be contributed to ACL Holdings, $25,000,000 cash which will be used to reduce ACL's outstanding indebtedness, $7,000,000 cash which will be exchanged for the preferred membership interests in ACL Holdings and $7,050,000 in fees and expenses related to the restructuring. The purchase price of GMS and Vessel Leasing are comprised solely of cash;

     - cash of $43,526,095 raised through the rights offering, $9,500,000 received from the exercise of the 1999 warrants, $1,038,407 received from the exercise of options in 2002 under our 1995 Stock and Incentive Plan, the $1,000,000 backstop fee to be paid to SZ Investments and $400,000 in expenses related to the rights offering; and

     - the other aspects of the restructuring as described in further detail in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

     The unaudited pro forma condensed consolidated financial information is provided for comparative purposes only and is not indicative of the results of operations or financial position of the combined companies that would have occurred had the transactions been consummated at the beginning of the period presented or on the date indicated, nor is it indicative of future operating results or financial position. The unaudited pro forma adjustments are based upon currently available information and upon certain preliminary assumptions that management believes are reasonable under the circumstances. The pro forma adjustments are subject to revision once appraisals and other evaluations of the fair value of the assets acquired and liabilities assumed are completed. Accordingly, actual purchase accounting adjustments could differ materially from the pro forma adjustments presented in this prospectus supplement.

                 DANIELSON HOLDING CORPORATION AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                --------------------------------------------------------------------------
                                            AS OF DECEMBER 28, 2001                AS OF DECEMBER 31, 2001
                                --------------------------------------------------------------------------
                                                ACL
                                HISTORICAL   HOLDINGS     PRO FORMA   HISTORICAL
                                   ACL       PRO FORMA       ACL        VESSEL     HISTORICAL   HISTORICAL
                                 HOLDINGS       ADJ       HOLDINGS     LEASING        GMS          DHC
                                ----------   ---------    ---------   ----------   ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
ASSETS
  CURRENT ASSETS
    Investment securities.....         --          --           --          --           --      $148,512
    Cash and cash
      equivalents.............     47,253          --       47,253          12          821        17,866
    Restricted cash...........                                           5,801
    Premiums and fees
      receivable..............         --          --           --          --           --        14,876
    Reinsurance recoverable on
      paid losses.............         --          --           --          --           --         2,142
    Reinsurance recoverable on
      unpaid losses...........         --          --           --          --           --        17,733
    Prepaid reinsurance
      premiums................         --          --           --          --           --         2,078
    Deferred policy
      acquisition costs.......         --          --           --          --           --         2,209
    Accounts receivable,
      net.....................     54,785          --       54,785          --        5,987            --
    Materials and supplies....     31,335          --       31,335          --           --            --
    Other current assets......     29,633          --       29,633          86        3,339         2,498
                                ---------    ---------    --------     -------      -------      --------
      Total Current Assets....    163,006           0      163,006       5,899       10,147       207,914
  Properties-net..............    464,133     111,930 (1)  576,063      43,101       38,198           957
  Pension asset...............     26,067      (4,823)(2)   21,244          --           --            --
  Other assets................    104,730     (24,475)(3)   80,255       5,921       29,527            --
                                ---------    ---------    --------     -------      -------      --------
    TOTAL ASSETS..............  $ 757,936    $ 82,632     $840,568     $54,921      $77,872      $208,871
                                =========    =========    ========     =======      =======      ========
LIABILITIES
  CURRENT LIABILITIES
    Unpaid losses and loss
      adjustment expenses.....         --          --           --          --           --       105,745
    Unearned premiums.........         --          --           --          --           --        21,117
    Reinsurance premiums
      payable.................         --          --           --          --           --           763
    Funds withheld on ceded
      reinsurance.............         --          --           --          --           --         1,666
    Payable for securities
      sold not yet
      purchased...............         --          --           --          --           --         2,247
    Accounts payable..........     29,737          --       29,737          --        4,420            --
    Accrued claims and
      insurance premiums......     24,200          --       24,200          --           --            --
    Accrued interest..........     18,659     (14,870)(4)    3,789         161
    Short-term debt...........     84,000     (50,000)(5)   34,000          --           --            --
    Current portion of
      long-term debt..........    608,519    (602,079)(6)    6,440       2,885        4,600            --
    Other current
      liabilities.............     79,565      14,819(7)    94,384       2,517        1,485         2,870
                                ---------    ---------    --------     -------      -------      --------
      Total Current
        Liabilities...........    844,680    (652,130)     192,550       5,563       10,505       134,408
  Long-term debt..............         --     534,797(8)   534,797      39,695       41,168            --
  Pension liability...........     18,907     (18,907)(9)        0          --                         --

                                -------------------------
                               AS OF DECEMBER 31, 2001
                                -------------------------

                                   DHC
                                PRO FORMA    CONSOLIDATED
                                   ADJ        PRO FORMA
                                ---------    ------------
                                 (DOLLARS IN THOUSANDS)
ASSETS
  CURRENT ASSETS
    Investment securities.....  $(31,952)(12)  $  116,560
    Cash and cash
      equivalents.............     9,556(13)      75,508
    Restricted cash...........                     5,801
    Premiums and fees
      receivable..............        --          14,876
    Reinsurance recoverable on
      paid losses.............        --           2,142
    Reinsurance recoverable on
      unpaid losses...........        --          17,733
    Prepaid reinsurance
      premiums................        --           2,078
    Deferred policy
      acquisition costs.......        --           2,209
    Accounts receivable,
      net.....................        --          60,772
    Materials and supplies....        --          31,335
    Other current assets......        --          35,556
                                ---------     ----------
      Total Current Assets....   (22,396)        364,570
  Properties-net..............    26,566(14)     684,885
  Pension asset...............        --          21,244
  Other assets................   (43,495)(15)      72,208
                                ---------     ----------
    TOTAL ASSETS..............  $(39,325)     $1,142,907
                                =========     ==========
LIABILITIES
  CURRENT LIABILITIES
    Unpaid losses and loss
      adjustment expenses.....        --         105,745
    Unearned premiums.........        --          21,117
    Reinsurance premiums
      payable.................        --             763
    Funds withheld on ceded
      reinsurance.............        --           1,666
    Payable for securities
      sold not yet
      purchased...............        --           2,247
    Accounts payable..........        --          34,157
    Accrued claims and
      insurance premiums......        --          24,200
    Accrued interest..........                     3,950
    Short-term debt...........        --          34,000
    Current portion of
      long-term debt..........        --          13,925
    Other current
      liabilities.............        --         101,256
                                ---------     ----------
      Total Current
        Liabilities...........        --         343,026
  Long-term debt..............        --         615,660
  Pension liability...........        --              --

                                --------------------------------------------------------------------------
                                            AS OF DECEMBER 28, 2001                AS OF DECEMBER 31, 2001
                                --------------------------------------------------------------------------
                                                ACL
                                HISTORICAL   HOLDINGS     PRO FORMA   HISTORICAL
                                   ACL       PRO FORMA       ACL        VESSEL     HISTORICAL   HISTORICAL
                                 HOLDINGS       ADJ       HOLDINGS     LEASING        GMS          DHC
                                ----------   ---------    ---------   ----------   ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
  Minority interest in GMS....         --          --                       --           --            --
  Other long-term
    liabilities...............     37,292      (4,651)(10)   32,641        313        5,191            --
                                ---------    ---------    --------     -------      -------      --------
    TOTAL LIABILITIES.........    900,879    (140,891)     759,988      45,571       56,864       134,408
                                ---------    ---------    --------     -------      -------      --------
    Preferred members'
      interest (mandatory
      redemption value of
      $1,037,230).............    311,292    (311,292)(11)       --         --           --            --
    Members'/stockholders'
      equity..................
    Common members' interest..      4,463      76,117(11)   80,580       5,236       21,008            --
    Preferred members'
      interest................         --          --           --       4,190           --            --
    Common stock..............         --          --           --          --           --         1,952
    Unearned compensation.....         --      (1,695)(11)   (1,695)        --           --            --
    Additional paid in
      capital.................     70,899     (69,204)(11)    1,695                                63,115
    Retained earnings.........   (527,740)    527,740(11)       --         (76)          --         3,746
    Accumulated other
      comprehensive income....     (1,857)      1,857(11)       --          --           --         5,716
    Treasury stock............         --          --           --          --           --           (66)
                                ---------    ---------    --------     -------      -------      --------
    TOTAL MEMBERS'/
      STOCKHOLDERS' (DEFICIT)
      EQUITY..................   (454,235)    534,815       80,580       9,350       21,008        74,463
                                ---------    ---------    --------     -------      -------      --------
                                ---------    ---------    --------     -------      -------      --------
    TOTAL LIABILITIES
      PREFERRED MEMBERS'
      INTEREST, & MEMBERS'/
      STOCKHOLDERS' EQUITY....  $ 757,936    $ 82,632      840,568     $54,921      $77,872      $208,871
                                =========    =========    ========     =======      =======      ========

                                -------------------------
                               AS OF DECEMBER 31, 2001
                                -------------------------

                                   DHC
                                PRO FORMA    CONSOLIDATED
                                   ADJ        PRO FORMA
                                ---------    ------------
                                 (DOLLARS IN THOUSANDS)
  Minority interest in GMS....     9,370(16)       9,370
  Other long-term
    liabilities...............        --          38,145
                                ---------     ----------
    TOTAL LIABILITIES.........     9,370       1,006,201
                                ---------     ----------
    Preferred members'
      interest (mandatory
      redemption value of
      $1,037,230).............        --              --
    Members'/stockholders'
      equity..................
    Common members' interest..  (106,824)(19)          --
    Preferred members'
      interest................    (4,190)(19)          --
    Common stock..............     1,130(17)       3,082
    Unearned compensation.....                    (1,695)
    Additional paid in
      capital.................    51,535(18)     116,345
    Retained earnings.........    11,582(19)      15,252
    Accumulated other
      comprehensive income....    (1,928)(20)       3,788
    Treasury stock............        --             (66)
                                ---------     ----------
    TOTAL MEMBERS'/
      STOCKHOLDERS' (DEFICIT)
      EQUITY..................   (48,695)        136,706
                                ---------     ----------
                                ---------     ----------
    TOTAL LIABILITIES
      PREFERRED MEMBERS'
      INTEREST, & MEMBERS'/
      STOCKHOLDERS' EQUITY....  $(39,325)     $1,142,907
                                =========     ==========

                 DANIELSON HOLDING CORPORATION AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                -------------------------------------------------
                                          YEAR ENDED DECEMBER 28, 2001
                                -------------------------------------------------
                                                ACL
                                HISTORICAL   HOLDINGS      PRO FORMA   HISTORICAL
                                   ACL       PRO FORMA        ACL        VESSEL
                                 HOLDINGS       ADJ        HOLDINGS     LEASING
                                ----------   ---------     ---------   ----------
                                             (DOLLARS IN THOUSANDS)
REVENUES
  Gross premiums earned.......         --          --                        --
  Ceded premiums earned.......         --          --                        --
  Net premiums earned.........         --          --                        --
  Operating Revenue -- marine
    transportation &
    services..................    788,501          --       788,501       1,705
  Net investment income.......         --          --                        --
  Net realized investment
    gains.....................         --          --                        --
  Other income................         --          --                        --
                                 --------    --------       -------      ------
TOTAL REVENUES................    788,501          --       788,501       1,705
OPERATING LOSSES AND EXPENSES
  Gross losses and loss adj
    exp.......................         --          --                        --
  Ceded losses and loss adj
    exp.......................         --          --                        --
  Net losses and loss adj
    exp.......................         --          --                        --
  Policyholder dividends......         --          --                        --
  Policy acquisition
    expenses..................         --          --                        --
  General and administrative
    exp.......................         --          --                        --
  Cost of sales and
    services..................
  Materials, supplies and
    other.....................    341,606      (1,164)(21)  340,442          --
  Rent........................     56,711          --        56,711          --
  Labor and fringe benefits...    166,041       3,632(22)   169,673          --
  Fuel........................     93,560          --        93,560          --
  Deprec and amort............     55,497       7,965(23)    63,462         731
  (Gain) loss on property
    disposition...............    (16,498)         --       (16,498)         --
  Taxes, other than income
    tax.......................     26,223          --        26,223          --
  Other.......................         --          --                         5
                                 --------    --------       -------      ------
TOTAL OPERATING LOSSES AND
  EXPENSES....................    723,140      10,433       733,573         736
OPERATING INCOME..............     65,361     (10,433)       54,928         969
OTHER EXPENSE (INCOME)
  Minority interest in net
    income of GMS.............         --          --                        --
  Interest expense............     70,932      (9,672)(24)   61,260       1,109
  Interest income.............     (1,311)         --        (1,311)        (64)
  Equity in earnings of joint
    ventures..................         --          --                        --
  Foreign exchange gain.......         --          --                        --
  Other.......................        720          --           720          --
                                 --------    --------       -------      ------
                                   70,341      (9,672)       60,669       1,045
INCOME (LOSS) BEFORE INCOME
  TAXES.......................     (4,980)       (761)       (5,741)        (76)
INCOME TAX....................        118          --           118          --
                                 --------    --------       -------      ------
NET INCOME (LOSS)(1)..........   $ (5,098)   $   (761)       (5,859)     $  (76)
                                 ========    ========       =======      ======
Loss Per Share of Common
  Stock(1)....................         --          --                        --

                                ---------------------------------------------------
                                           YEAR ENDED DECEMBER 31, 2001
                                ---------------------------------------------------

                                                             DHC
                                HISTORICAL   HISTORICAL   PRO FORMA    CONSOLIDATED
                                   GMS          DHC          ADJ        PRO FORMA
                                ----------   ----------   ---------    ------------
                                              (DOLLARS IN THOUSANDS)
REVENUES
  Gross premiums earned.......        --      $ 90,767          --       $ 90,767
  Ceded premiums earned.......        --        (8,913)         --         (8,913)
                                              --------                   --------
  Net premiums earned.........        --        81,854          --         81,854
  Operating Revenue -- marine
    transportation &
    services..................    46,599            --      (1,705)(25)    835,100
  Net investment income.......        --         9,448          --          9,448
  Net realized investment
    gains.....................        --         1,558                      1,558
  Other income................        --         1,242          --          1,242
                                 -------      --------    --------       --------
TOTAL REVENUES................    46,599        94,102      (1,705)       929,202
OPERATING LOSSES AND EXPENSES
  Gross losses and loss adj
    exp.......................        --        78,295          --         78,295
  Ceded losses and loss adj
    exp.......................        --        (1,801)         --         (1,801)
                                              --------                   --------
  Net losses and loss adj
    exp.......................        --        76,494          --         76,494
  Policyholder dividends......        --           (81)         --            (81)
  Policy acquisition
    expenses..................        --        20,795          --         20,795
  General and administrative
    exp.......................     6,505         9,733          --         16,238
  Cost of sales and
    services..................    28,092                                   28,092
  Materials, supplies and
    other.....................        --            --          --        340,442
  Rent........................        --            --      (1,705)(25)     55,006
  Labor and fringe benefits...        --            --          --        169,673
  Fuel........................        --            --          --         93,560
  Deprec and amort............     5,332         1,422       1,114(26)     72,061
  (Gain) loss on property
    disposition...............        29            --          --        (16,469)
  Taxes, other than income
    tax.......................        --            --          --         26,223
  Other.......................                      --          --              5
                                 -------      --------    --------       --------
TOTAL OPERATING LOSSES AND
  EXPENSES....................    39,958       108,363        (591)       882,039
OPERATING INCOME..............     6,641       (14,261)     (1,114)        47,163
OTHER EXPENSE (INCOME)
  Minority interest in net
    income of GMS.............        --            --       1,075(27)      1,075
  Interest expense............     4,384            --        (290)(28)     66,463
  Interest income.............       (27)           --         290(28)     (1,112)
  Equity in earnings of joint
    ventures..................      (163)           --          --           (163)
  Foreign exchange gain.......       (14)           --          --            (14)
  Other.......................       (21)           --         978(29)      1,677
                                 -------      --------    --------       --------
                                   4,159            --       2,053         67,926
INCOME (LOSS) BEFORE INCOME
  TAXES.......................     2,482       (14,261)     (3,167)       (20,763)
INCOME TAX....................        71            73          --            262
                                 -------      --------    --------       --------
NET INCOME (LOSS)(1)..........   $ 2,411      $(14,334)   $ (3,167)      $(21,025)
                                 =======      ========    ========       ========
Loss Per Share of Common
  Stock(1)....................        --      $  (0.74)         --       $  (0.68)

---------------

(1) Before extraordinary item, cumulative effect of accounting changes, and preferred members' interest accretion.

                          NOTES TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

 1. To adjust ACL properties-net to their relative fair values by $190,102 based on a third-party appraisal prepared on ACL's marine assets and preliminary estimates made by management of the fair values of ACL's other property and equipment and to allocate ($78,172), representing the excess of fair value over cost, in proportion to the relative fair value of assets acquired.

 2. To adjust ACL's pension asset to fair value based on third-party actuarial calculations.

 3. To reverse unamortized debt issuance costs of $16,442 from previous ACL debt facilities, and to establish new debt issuance cost of $4,175. To increase ACL investments in subsidiaries to fair value by $982, to eliminate goodwill of $838, to reduce favorable lease intangibles to fair value by $2,203 and to allocate the excess of fair value over cost in proportion to restated fair values by reducing other assets by $10,149. Management of ACL has estimated that ACL has no intangible assets, other than the favorable lease intangibles, which have fair values in excess of their historical carrying values.

 4. To eliminate accrued bond interest of $14,870 according to the terms of ACL's debt restructuring.

 5. To remove $50,000 of existing revolving credit loans according to the terms of ACL's debt restructuring.

 6. To reclassify outstanding indebtedness under ACL's senior notes and term loans, other than $6,250 in term loans, from current to long term.

 7. To accrue ACL transaction fees of $14,800 and to adjust ACL's non-qualified pension plan liability to fair value based on third party actuarial calculation.

 8. To reclassify indebtedness under ACL's senior notes and term loans of $602,079 from current to long term, to convert $50,000 in existing revolving credit loans to new term loan A, to reduce outstanding senior note indebtedness by $58,493 from the contribution and cancellation of existing notes held by us and our subsidiaries, to reduce outstanding indebtedness under the term loans from the contribution of $25,000 in cash by us and/or one or more of our subsidiaries and to record additional new senior notes of $11,922 from the conversion of existing accrued senior note interest. To discount the new senior notes and the new senior subordinated notes by $45,711 to a preliminary estimate of fair value.

 9. To eliminate the ACL pension plan liability in accordance with adjusting the plan to fair value.

10. To adjust ACL's post-retirement medical plan liability to fair value based on third-party actuarial calculations.

11. To eliminate the preferred members interest of $311,292 and the common members interest of $4,463, to eliminate other paid-in-capital of $70,899, to eliminate $527,740 retained deficit after debt restructuring and $(1,857) accumulated other comprehensive loss and to establish new members interest of $80,580 based upon the fair value of the consideration contributed by us and/or one or more of our subsidiaries. To record our 399,039 shares of restricted common stock with a value of $1,695 issued to ACL management, which will vest over the next three years.

12. To eliminate existing notes held by us and/or one or more of our subsidiaries. We will recognize a gain of $11,506 when the notes are contributed. Such gain has not been reflected in our unaudited pro forma condensed consolidated statement of operations.

13. Cash raised by us through the rights offering, the exercise of options and the exercise of warrants less cash paid by us in connection with the acquisitions and the rights offering.

14. To adjust GMS properties-net to fair value by $30,829 based on management estimates and to allocate ($4,263) representing the excess of fair value over cost in proportion to adjusted fair value.

                          NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

15. To remove goodwill on GMS of $24,970 and establish goodwill of $189 for Vessel Leasing. To eliminate ACL's investment in GMS of $11,942 and Vessel Leasing of $6,772 upon consolidation.

16. To reflect DHC's acquired 55.4% (50% owned by ACL) ownership of GMS and record a 44.6% minority interest in GMS.

17. New common stock issued as a result of the rights offering, the exercise of warrants and the exercise of options and the restricted stock issued to ACL management.

18. To record additional paid in capital resulting from the rights offering, the exercise of warrants and the exercise of options less fees related to rights offering.

19. To eliminate common members' interest in ACL Holdings, GMS and Vessel Leasing, to eliminate preferred members' interest in Vessel Leasing, to eliminate Vessel Leasing retained earnings and to record a gain of $11,506 realized on the existing notes contributed by us and/or one or more of our subsidiaries.

20. To eliminate our other comprehensive income on our investment in existing notes upon realization of gain.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

21. To eliminate $1,164 of non-recurring consulting and legal fees directly related to ACL's debt restructuring.

22. To increase ACL's pension and post-retirement medical expenses as a result of adjusting the plans to fair value based on third-party actuarial calculations by $3,067 and to record $565 in expense for the vesting of 1/3 of our restricted common stock.

23. To record additional depreciation of $9,027, based on an average remaining life of approximately nine years, to reduce amortization of software by $296, to reduce amortization of the intangible favorable lease asset by $557 and to eliminate goodwill amortization of $209 as a result of adjusting assets to the cost of the acquisition.

24. To eliminate interest expense and debt amortization from ACL's existing senior credit facility and the existing notes of $68,257 and to record interest expense and debt amortization on the new senior credit facility, the new senior notes and the new senior subordinated notes of $52,490 and to amortize the discount of $6,095 on the new senior notes and the new senior subordinated notes under the straight-line method which approximates the effective interest rate method. Interest is calculated based on current market rates. A 1/8% change in the interest rate would have a $465 impact on interest expense due to

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
                          NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

     variable rates in the new senior credit facility. The components of the new debt, interest expense and amortization of debt issuance costs are as follows:

                                                                                              VARIABLE
                                                                    INTEREST    INTEREST &      RATE
                                                        PRINCIPAL     RATE     AMORTIZATION    CHANGE
                                                        ---------   --------   ------------   --------
     Term Loan A......................................  $ 46,560      5.78%      $ 2,691        $ 58
     Term Loan B......................................   134,046      6.03         8,083         167
     Term Loan C......................................   157,723      6.28         9,905         197
     Revolver.........................................    34,000      5.78         1,965          43
     New Senior Notes.................................   131,922     11.25        14,841          --
     New Subordinated Senior Notes (compounded semi-
       annually)......................................   116,507     12.00        14,400          --
     Fair value discount of New Senior Notes and New
       Senior Subordinated Notes......................   (45,711)       --         6,095          --
     New Debt Issuance Costs -- Bank Fees (6.5 year
       life)..........................................     2,375                     365          --
     New Debt Issuance Costs -- Other Fees (7.5 year
       life)..........................................     1,800                     240          --
                                                                                 -------        ----
                                                                                 $58,585        $465
                                                                                 =======        ====

25. To eliminate intercompany charter revenue recognized by Vessel Leasing and charter expense recognized by ACL.

26. To record additional depreciation of $2,079 related to the increase in value of properties for GMS and to eliminate goodwill amortization of $965 for GMS.

27.  To record a 44.6% minority interest in net income of GMS.

28. To eliminate intercompany interest expense recognized by Vessel Leasing and interest income recognized by ACL.

29. To eliminate ACL's equity in net income in GMS of $1,016 and Vessel Leasing of $(38) upon consolidation.

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